METROPOLITAN SERIES FUND, INC.

Supplement Dated October 1, 2007

to

Prospectus Dated April 30, 2007

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

Effective October 1, 2007, in the section of the prospectus describing the T. Rowe Price Large Cap Growth Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

The Portfolio is managed by an Investment Advisory Committee. P. Robert Bartolo, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since he became Chairman in October 2007 and works with the Committee in developing and executing the Portfolio’s investment program. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

METROPOLITAN SERIES FUND, INC.

Supplement dated October 1, 2007

to the Statement of Additional Information dated April 30, 2007

(the “SAI”)

The following replaces the first paragraph under “Harris Oakmark Focused Value Portfolio” on page 4 of the SAI under the section “Investment Policies”:

Harris Associates, L.P. (“Harris”), the Portfolio’s subadviser, invests the Portfolio’s assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in Non-U.S. dollar – denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in “Investment Practices – Foreign Equity Depositary Receipts”)). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio’s total assets in American Depositary Receipts and securities of foreign issuers.

Effective October 1, 2007, in the section of the SAI entitled “Portfolio Managers,” references to Robert W. Smith in the information provided for T. Rowe Price Large Cap Growth Portfolio on page 59 are deleted and replaced with the following:

Name of Portfolio Manager and Portfolio Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
P. Robert Bartolo,	Registered investment companies	1	$2,054,569,555	0	N/A
T. Rowe Price Large Cap Growth Portfolio	Other pooled investment vehicles	1	$158,767,495	0	N/A
	Other accounts	1	$1,784,565,554	0	N/A

Information about accounts managed by Mr. Bartolo is effective as of July 31, 2007. In addition, as of July 31, 2007, Mr. Bartolo did not beneficially own equity securities of any Portfolio for which he serves as Portfolio Manager.

The following replaces the first paragraph under “Distribution Agreements” on page 89 of the SAI:

MetLife Investors Distribution Company (the “Distributor”), located at 5 Park Plaza, Irvine, CA 92614, is the Fund’s distributor. (Prior to August 31, 2007, the Fund’s distributor was MetLife Securities, Inc. (the “Prior Distributor”).) Both the Distributor and the Prior Distributor are affiliates of the Fund. Under Distribution Agreements with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio’s shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio’s shares for acting as distributor of the Fund’s Class A shares. The Distribution Agreements do not obligate the distributor to sell a specific number of shares.